EXHIBIT 10.11

                                             SpaceDev, Inc.
                                             31855 Stowe Drive  Poway, CA  92064
                                             (858) 375-2000  Fax: (858) 375-1000

                                December 20, 2005
VIA E-MAIL

Starsys  Research  Corporation
Attention: Scott Tibbitts, Chairman and Chief Executive Officer 4909 Nautilus Court North
Boulder,  Colorado  80301

Re:     Amendment  No.  1  to  that Secured  Promissory  Note


Dear  Mr.  Tibbitts:

     Reference is made to that certain Secured Promissory Note, dated September 8, 2005 (the "NOTE"), issued by Starsys Research Corporation ("STARSYS") in favor of SpaceDev, Inc. ("SPACEDEV" or "HOLDER") in the initial aggregate principal amount of $1,320,000.00.

By executing a copy of this Amendment No. 1 to the Secured Promissory Note (this "AMENDMENT") below, Holder agrees to amend the Note by replacing the date "December 31, 2005" in clause (a) of the second sentence of the first full paragraph of the Note with the date "January 31, 2006".

Except as expressly amended by this Amendment, the Note shall remain in full force and effect in accordance with the terms and provisions thereof. This Amendment may be executed in one or more counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute but one and the same instrument.

This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of California applicable to contracts negotiated, executed and to be performed entirely within the State of California.

A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

        [ THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK ]


                                       PAGE


     Please signify your agreement with the foregoing agreements by signing this Amendment and returning one original to us by facsimile or electronic transmission. If you have any questions, please call me.

     Best  regards,
     SPACEDEV,  INC.
     By: /s/ Richard B. Slansky
         ------------------------
     Richard  B.  Slansky
     President


AGREED  AND  ACCEPTED  AS  OF  THE  DATE  FIRST  ABOVE  WRITTEN:

STARSYS  RESEARCH  CORPORATION
By: /s/ Scott Tibbitts
    ------------------
Scott  Tibbitts
Chief  Executive  Officer


ACKNOWLEDGED  AS  OF  THE  DATE  FIRST  ABOVE  WRITTEN:

VECTRA  BANK  COLORADO,  NATIONAL  ASSOCIATION
By:/s/ Ron Singh
   ------------------
Ron  Singh
Vice  President

                                       PAGE